EXHIBIT 10.1
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                               SECURITY AGREEMENT

     This Security Agreement is made as of August 31, 2004 (this "Agreement") by and between LAURUS MASTER FUND, LTD., a Cayman Islands corporation ("Laurus"), and DSL.net, Inc., a Delaware corporation (the "Company").


                                   BACKGROUND

     Company has requested that Laurus make advances available to Company; and

     Laurus has agreed to make such advances to Company on the terms and conditions set forth in this Agreement.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

     1. (a) General Definitions. Capitalized terms used in this Agreement shall have the meanings assigned to them in Annex A.

     (b) Accounting Terms. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP and all financial computations shall be computed, unless specifically provided herein, in accordance with GAAP consistently applied.

     (c) Other Terms. All other terms used in this Agreement and defined in the UCC, shall have the meaning given therein unless otherwise defined herein.

     (d) Rules of Construction. All Schedules, Addenda, Annexes and Exhibits hereto or expressly identified to this Agreement are incorporated herein by reference and taken together with this Agreement constitute but a single agreement. The words "herein", hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the Exhibits, Addenda, Annexes and Schedules thereto, as the same may be from time to time amended, modified, restated or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. The term "or" is not exclusive. The term "including" (or any form thereof) shall not be limiting or exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references in this Agreement or in the Schedules, Addenda, Annexes and Exhibits to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement. All references to any instruments or agreements, including references to any of this Agreement or the Ancillary Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

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     2. Loans. (a)(i) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, Laurus may make loans (the "Loans") to Company from time to time during the Term which, in the aggregate at any time outstanding, will not exceed the lesser of (x) (I) the Capital Availability Amount minus (II) such reserves as Laurus may, in its commercially reasonable good faith judgment deem proper and necessary from time to time (the "Reserves") or (y) an amount equal to (I) the Accounts Availability minus (II) the Reserves. The amount derived at any time from Section 2(a)(i)(y)(I) minus 2(a)(i)(y)(II) shall be referred to as the "Formula Amount". Company shall execute and deliver to Laurus on the Closing Date a Minimum Borrowing Note and a Revolving Note evidencing the Loans funded on the Closing Date.

          (ii) Notwithstanding the limitations set forth above, if requested by Company, Laurus retains the right to lend to Company from time to time such amounts in excess of such limitations as Laurus may determine in its sole discretion.

          (iii) If Company does not pay any interest, fees, costs or charges to Laurus when due, Company shall thereby be deemed to have requested, and Laurus is hereby authorized at its discretion to make and charge to Company's account, a Loan (which such Loan shall be allocated to the Revolving Note) to Company as of such date in an amount equal to such unpaid interest, fees, costs or charges.

          (iv) If Company fails to perform or observe any of the covenants contained in this Agreement or any Ancillary Agreement, and such failure is during the continuance of an Event of Default, Laurus may, but need not, perform or observe such covenant on behalf and in the name, place and stead of Company (or, at Laurus' option, in Laurus' name) and may, only during the continuance of the Event of Default, but need not, take any and all other actions which Laurus may deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to Account Debtors, lessors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments). The amount of all monies expended and all costs and expenses (including attorneys' fees and legal expenses) incurred by Laurus in connection with or as a result of the performance or observance of such agreements or the taking of such action by Laurus shall be charged to Company's account as a Loan and added to the Obligations. To facilitate Laurus' performance or observance of such covenants of Company, with effect upon the occurrence and only during the continuance of such Event of Default, Company hereby irrevocably appoints Laurus, or Laurus' delegate, acting alone, as Company's attorney in fact, (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Company any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed delivered or endorsed by Company.

          (v) Laurus will account to Company monthly with a statement of all Loans and other advances, charges and payments made pursuant to this Agreement, and such account rendered by Laurus shall be deemed final, binding and conclusive unless Laurus is

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notified by Company in writing to the contrary within thirty (30) days of the date each account was rendered specifying the item or items to which objection is made.

          (vi) During the Term, Company may borrow and prepay Loans in accordance with the terms and conditions hereof.

     (b) Following the occurrence of an Event of Default which continues to exist, Laurus may, at its option, elect to convert the credit facility contemplated hereby to an accounts receivable purchase facility. Upon such election by Laurus (subsequent notice of which Laurus shall provide to Company), Company shall be deemed to hereby have sold, assigned, transferred, conveyed and delivered to Laurus, and Laurus shall be deemed to have purchased and received from Company, all right, title and interest of Company in and to all Accounts which shall at any time constitute Eligible Accounts (the "Receivables Purchase"). All outstanding Loans hereunder shall be deemed obligations under such accounts receivable purchase facility. The conversion to an accounts receivable purchase facility in accordance with the terms hereof shall not be deemed an exercise by Laurus of its secured creditor rights under Article 9 of the UCC. Immediately following Laurus' request, Company shall execute all such further documentation as may be required by Laurus to more fully set forth the accounts receivable purchase facility herein contemplated, including, without limitation, Laurus' standard form of accounts receivable purchase agreement and account debtor notification letters, but Company's failure to enter into any such documentation shall not impair or affect the Receivables Purchase in any manner whatsoever.

     3. Repayment of the Loans. Company (a) may prepay the Obligations from time to time in accordance with the terms and provisions of the Notes (and Section 17 hereof if such prepayment is due to a termination of this Agreement); and (b) shall repay on the expiration of the Term (i) the then aggregate outstanding principal balance of the Loans made by Laurus to Company hereunder together with accrued and unpaid interest, fees and charges and (ii) all other amounts owed Laurus under this Agreement and the Ancillary Agreements. Any payments of principal, interest, fees or any other amounts payable hereunder or under any Ancillary Agreement shall be made prior to 12:00 noon (New York time) on the due date thereof in immediately available funds.

     4. Procedure for Loans. In addition to the Loans funded on the Closing Date pursuant to Section 2(a)(i), the Company may by written notice request additional borrowings of Loans under the Revolving Note prior to 12:00 p.m. (New York time) on the Business Day of its request to incur, on the next business day, a Loan. Together with each request for a Loan (or at such other intervals as Laurus may request, but in any event not more often than once per week), Company shall deliver to Laurus a Borrowing Base Certificate in the form of Exhibit A, which shall be certified as true and correct by the Chief Executive Officer or Chief Financial Officer of Company together with all supporting documentation relating thereto. All Loans shall be disbursed from whichever office or other place Laurus may designate from time to time and shall be charged to Company's account on Laurus' books. The proceeds of each Loan made by Laurus shall be made available to Company on the Business Day following the Business Day so requested in accordance with the terms of this Section 4 by way of credit to Company's operating account maintained with such bank as Company designated to Laurus. Any and all

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Obligations due and owing hereunder may be charged to Company's account and shall constitute Loans under the Notes, as applicable.

     5. Interest and Payments.

     (a) Interest.

          (i) Except as modified by Section 5(a)(iii) below, Company shall pay interest at the applicable Contract Rate on the unpaid principal balance of each Loan until such time as such Loan is collected in full in good funds in dollars of the United States of America. (ii) Interest and payments shall be computed as provided in the Notes. At Laurus' option, Laurus may charge Company's account for said interest in accordance with the Notes.

          (iii) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Contract Rate shall automatically be increased to eighty eight and three tenths basis points (88.3 b.p.) per month (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations until such Event of Default is cured or waived.

          (iv) In no event shall the aggregate interest payable hereunder and under the Notes exceed the maximum rate permitted under any applicable law or regulation, as in effect from time to time (the "Maximum Legal Rate") and if any provision of this Agreement, the Notes or any Ancillary Agreement is in contravention of any such law or regulation, interest payable under this Agreement, the Notes and each Ancillary Agreement shall be computed on the basis of the Maximum Legal Rate (so that such interest will not exceed the Maximum Legal Rate).

          (v) Company shall pay principal, interest and all other amounts payable hereunder, or under any Ancillary Agreement, without any deduction whatsoever, including any deduction for any set-off or counterclaim.

     (b) Payments.

          (i) Closing/Annual Payments. Upon execution of this Agreement by Company and Laurus, Company shall pay to Laurus Capital Management, LLC a closing payment in an amount equal to three and one quarter percent (3.25%) of the Capital Availability Amount. Such payment shall be deemed fully earned on the Closing Date and shall not be subject to rebate or proration for any reason.

          (ii) Unused Line Payment. If, during any month, the average of the aggregate Loans outstanding under the Revolving Note during such month (the "Average Revolving Note Loan Amount") does not equal the maximum amount permitted to be outstanding under the Revolving Note (the "Revolving Note Availability Amount"), Company shall pay to Laurus at the end of such month a payment (calculated on a per annum basis) in an amount equal to thirty five hundredths of one percent (0.35%) of the amount by which the

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Revolving Note Availability exceeds the Average Revolving Loan Amount.
Notwithstanding the foregoing, any such due and unpaid fee shall come immediately due and payable upon termination of this Agreement.

          (iii) Overadvance Payment. Without affecting Laurus' rights hereunder in the event the Loans exceed the Formula Amount (each such event, an "Overadvance") and provided that such Overadvacne does not constitute an Event of Default, all such Overadvances shall bear interest at an annual rate equal to one and one half percent (1.5%) of the amount of such Overadvances for each month or portion thereof such amounts shall be outstanding and in excess of the Formula Amount.

          (iv) Financial Information Default. Without affecting Laurus' other rights and remedies, in the event Company fails to deliver the financial information required by Section 11 on or before the date required by this Agreement, Company shall pay Laurus a fee in the amount of $250.00 per week (or portion thereof) for each such failure until such failure is cured to Laurus' satisfaction or waived in writing by Laurus. Such fee shall be charged to Company's account upon the occurrence of each such failure.

     6. Security Interest.

     (a) To secure the prompt payment to Laurus of the Obligations, Company hereby assigns, pledges and grants to Laurus a continuing security interest in and Lien upon all of the Collateral. All of Company's Books and Records relating to the Collateral shall, until delivered to or removed by Laurus in accordance with the terms of this Agreement, be kept by Company in trust for Laurus until all Obligations have been paid in full. Each confirmatory assignment schedule or other form of assignment hereafter executed by Company shall be deemed to include the foregoing grant, whether or not the same appears therein.

     (b) Company hereby (i) authorizes Laurus to file any financing statements, continuation statements or amendments thereto that (x) indicate the Collateral, and (y) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment and (ii) ratifies its authorization for Laurus to have filed any initial financial statements, or amendments thereto if filed prior to the date hereof. Company acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement covering any portion of the Collateral without the prior written consent of Laurus and agrees that it will not do so without the prior written consent of Laurus, subject to Company's rights under
Section 9-509(d)(2) of the UCC. Promptly after payment in full of all Obligations (but in any event within ten (10) Business Days), Laurus shall file a termination statement with respect to each financing statement filed hereunder.

     7. Representations, Warranties and Covenants Concerning the Collateral. Company represents, warrants (each of which such representations and warranties shall be deemed repeated upon the making of each request for a Loan and made as of the time of each and every Loan hereunder) and covenants as follows:

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     (a) all of the Collateral (i) is owned by Company free and clear of all
Liens (including any claims of infringement) except those in Laurus' favor and Permitted Liens and (ii) is not subject to any agreement prohibiting the granting of a Lien or requiring notice of or consent to the granting of a Lien.

     (b) Company shall not encumber, mortgage, pledge, assign or grant any Lien in any Collateral of Company to anyone other than Laurus and except for Permitted Liens.

     (c) The Liens granted pursuant to this Agreement, upon completion of the filings and other actions listed on Schedule 7(c) (which, in the case of all filings and other documents referred to in said Schedule, have been delivered to Laurus in duly executed form) constitute valid perfected security interests in all of the Collateral in favor of Laurus as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and any purchasers from Company and such security interest is prior to all other Liens in existence on the date hereof.

     (d) No effective security agreement, mortgage, deed of trust, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Liens.

     (e) Intentionally Omitted.

     (f) Company shall defend the right, title and interest of Laurus in and to the Collateral against the claims and demands of all Persons whomsoever, and take such actions, including (i) all actions necessary to grant Laurus "control" of the Deposit Account associated with the Control Agreement in accordance with
Section 8 hereunder, with any agreements establishing control to be in form and substance satisfactory to Laurus and of all books and records relating to the Collateral, (ii) notification of Laurus' interest in Collateral at Laurus' request, and (iii) the institution of litigation against third parties as the Company shall deem prudent in order to protect and preserve Company's and Laurus' respective and several interests in the Collateral.

     (g) Company shall place notations upon its Books and Records and, as required by GAAP, any financial statement of Company to disclose Laurus' Lien in the Collateral.

     (h) Company shall perform in a reasonable time all other steps requested by Laurus to create and maintain in Laurus' favor a valid perfected first Lien in all Collateral subject only to Permitted Liens.

     (i) Company shall notify Laurus promptly and in any event within three (3) Business Days after obtaining knowledge thereof (i) of any material delay in Company's performance of any of its obligations to any Account Debtor that is material to the Collateral; (ii) of any assertion by any Account Debtor of any claims, offsets or counterclaims which is material to the Collateral; (iii) of any allowances, credits and/or monies granted by Company to any Account Debtor which are material to the Collateral; and (iv) of all material adverse information relating to the financial condition of an Account Debtor whose Accounts comprise a material part of the Collateral, that becomes known to the Company after the date hereof.

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     (j) All Eligible Accounts (i) are not subject to any present, future contingent offsets or counterclaims other than service credits issued by the Company in the ordinary course of business, and (ii) do not represent bill and hold sales, consignment sales, guaranteed sales, sale or return or other similar understandings or obligations of any Affiliate or Subsidiary of Company. Other than in the ordinary course of business, Company has not made, and will not make any agreement with any Account Debtor for any extension of time for the payment of any Account in excess of $250,000, any compromise or settlement for less than the full amount thereof, any release of any such Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Company in the ordinary course of its business consistent with historical practice.

     (k) Company shall maintain and keep all of its Books and Records concerning the Collateral at Company's executive offices listed in Schedule 12(bb).

     (l) Company shall maintain and keep the tangible Collateral at the addresses listed in Schedule 12(bb), provided, that Company may change such locations or open a new location, provided that Company provides Laurus at least ten (10) Business Days prior written notice of such changes or new location.

     (m) Schedule 7(m) lists all banks and other financial institutions at which Company maintains deposits and/or other accounts, and such Schedule correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. The Company shall not establish any depository or other bank account of any with any financial institution (other than the accounts set forth on Schedule 7(m)) without Laurus' prior written consent, which consent shall not be unreasonably withheld.

     8. Payment of Accounts. (a) Company will irrevocably direct all of its present and future Account Debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the lockbox maintained by Company (the "Lockbox") with Fleet Bank (the "Lockbox Bank") pursuant to the terms of the Clearing Account Agreement dated August 31, 2004 or such other financial institution accepted by Laurus in writing as may be selected by Company. On or prior to the Closing Date, Company shall and shall cause the Lockbox Bank to enter into an agreement by and among the Company, the Lockbox Bank and Laurus, in form and substance acceptable to Laurus (the "Control Agreement"), pursuant to which, among other things, the Lockbox Bank shall agree: (a) to deposit, on a daily basis, all checks received in the Lockbox into a deposit account of the Company (the "Lockbox Account"), (b) on a daily basis, wire transfer (in same day funds) the available balance in the Lockbox Account to an account of Laurus designated by Laurus in writing, and (c) comply only with the instructions or other directions of Laurus concerning the Lockbox. All of Company's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of Company or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or, upon the occurrence and during the continuance of an Event of Default, such other address as Laurus may direct in writing. If, notwithstanding the instructions to Account Debtors, Company receives any payments, Company shall immediately remit such payments to Laurus in their original form with all necessary endorsements. Until so

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remitted, Company shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property.

     (b) At Laurus' election, following the occurrence of an Event of Default which is continuing, Laurus may notify Company's Account Debtors of Laurus' security interest in the Accounts, collect them directly and charge the collection costs and expenses thereof to Company's account.

     9. Collection and Maintenance of Collateral.

     (a) Laurus may verify Company's Accounts from time to time, but not more often than once every three (3) months unless an Event of Default has occurred and is continuing, utilizing an audit control company or any other agent of Laurus.

     (b) Proceeds of Accounts received by Laurus will be deemed received on the same Business Day of Laurus' receipt of such proceeds in good funds in dollars of the United States of America in Laurus' account. Any amount received by Laurus after 12:00 noon (New York time) on any Business Day shall be deemed received on the next Business Day.

     (c) As Laurus receives the proceeds of Accounts, either through operation of the Control Agreement or otherwise, it shall (i) apply such proceeds, as required, to amounts outstanding under the Revolving Note or Overadvances under the Minimum Borrowing Note, and (ii) unconditionally remit all such remaining proceeds (net of interest, fees and other amounts then due and owing to Laurus hereunder or under the Notes) to Company on the same Business Day by wire transfer of same day funds into such depository account of the Company as the Company shall designate in writing to Laurus. . Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, Laurus, at its option, may (a) apply such proceeds to the Obligations in such order as Laurus shall elect, (b) hold all such proceeds as cash collateral for the Obligations up to the amount of the Obligations and Company hereby grants to Laurus a security interest in such cash collateral amounts as security for the Obligations provided, however, that Laurus shall unconditionally remit to the Company any cash proceeds in excess of the of the Obligations in accordance with and in the manner prescribed in clause (ii) above of this Section 9(c), and/or
(c) do any combination of the foregoing. Upon the full and final satisfaction of the Obligations, Laurus' rights under the Control Agreement in respect to control over the Lockbox Account shall immediately terminate and be of no further force or effect, and Laurus shall within one (1) Business Day of such full and final satisfaction, deliver a notice to the Lockbox Bank terminating Laurus' rights under the Deposit Account Control Agreement.

     10. Inspections and Appraisals. At all times during normal business hours, Laurus, and/or any agent of Laurus shall have the right to (a) have access to, visit, inspect, review, evaluate and make physical verification and appraisals of the Collateral, (b) inspect, audit and copy (or take originals if necessary) and make extracts from Company's Books and Records, including management letters prepared by independent accountants in respect to the Collateral, and (c) discuss with Company's principal officers, and independent accountants, Company's business, assets, liabilities, financial condition, results of operations and business prospects. Company will deliver to Laurus any instrument necessary for Laurus to obtain

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records from any service bureau maintaining records for Company. If any internally prepared financial information, including that required under this
Section is unsatisfactory in any manner to Laurus, Laurus may request that the Accountants review the same.

     11. Financial Reporting. Company will deliver, or cause to be delivered, to Laurus each of the following, which shall be in form and detail acceptable to
Laurus:

     (a) As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Company, Company's audited financial statements with a report of independent certified public accountants of recognized standing selected by Company (the "Accountants"), which annual financial statements shall include Company's balance sheet as at the end of such fiscal year and the related statements of Company's income, retained earnings and cash flows for the fiscal year then ended, prepared, on a consolidated basis in accordance with GAAP. Delivery of the Company's Annual Report on Report 10-K as filed with the SEC for any given fiscal year shall be deemed delivery of such financial statements. Company will also deliver (i) if and when available, copies of any management letters prepared by such accountants; and (ii) a certificate of Company's President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

     (b) As soon as available and in any event within forty five (45) days after the end of each quarter, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of Company as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidate basis in accordance with GAAP subject to year-end adjustments. Delivery of the Company's Quarterly Report on Report 10-Q as filed with the SEC for any given fiscal quarter shall be deemed delivery of such financial statements. The Company shall also deliver a certificate of Company's President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

     (c) Within thirty (30) days after the end of each month, agings of Company's Accounts, unaudited trial balances and their accounts payable and a calculation of Company's Accounts, Eligible Accounts, provided, however, that if Laurus shall request the foregoing information more often than as set forth in the immediately preceding clause, Company shall have thirty (30) days from each such request to comply with Laurus' demand; and

     (d) Promptly after (i) the filing thereof, copies of Company's most recent registration statements and annual, quarterly, monthly or other regular reports which Company files with the SEC, and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as Company shall send to its stockholders.

     12. Additional Representations and Warranties. Company hereby represents and warrants to Laurus as follows (which representations and warranties are supplemented by, and

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subject to, Company's filings under the Securities Exchange Act of 1934
(collectively, the "Exchange Act Filings"), copies of which have been provided to Laurus:

     (a) Organization, Good Standing and Qualification. Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Company has the corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Ancillary Agreements, to issue and sell the Notes and the shares of Common Stock issuable upon conversion of the Minimum Borrowing Note (the "Note Shares"), to issue and sell the Warrants and the shares of Common Stock issuable upon conversion of the Warrants (the "Warrant Shares"), and to carry out the provisions of this Agreement and the Ancillary Agreements and to carry on its business as presently conducted. Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions, except for those jurisdictions in which the failure to do so has not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     (b) Subsidiaries. Company owns all of the issued and outstanding capital stock of each of its Subsidiaries. Company does not own or control any equity security or other equity interest of any other corporation, limited partnership or other business entity.

     (c) Capitalization; Voting Rights.

          (i) The authorized capital stock of Company, as of the date hereof, consists of 820,000,000 shares, of which 800,000,000 are shares of Common Stock, par value $0.0005 per share, 233,617,317 shares of which are issued and outstanding, and 20,000,000 are shares of Preferred Stock, par value $0.01 per share, of which 20,000 have been designated Series X Preferred Stock none of which are issued and outstanding of which 15,000 shares have been designated Series Y Preferred Stock none of which are issued and outstanding and of which 14,000 shares have been designated Series Z Preferred Stock ,all of which are issued and outstanding.

          (ii) Except as disclosed in the SEC Reports , other than: (i) the shares reserved for issuance under Company's stock option plans; and (ii) shares which may be issued pursuant to this Agreement and the Ancillary Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from Company of any of its securities. Except as disclosed on Schedule 12(c), neither the offer, issuance or sale of any of the Notes or the Warrants, or the issuance of any of the Note Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

          (iii) All issued and outstanding shares of Company's Common Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were

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issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          (iv) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in Company's certificate of incorporation, as amended, and in effect on the date hereof (the "Charter"). The Note Shares and Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement, the Notes, the Warrants and Company's Charter, each of the Note Shares and the Warrant Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

     (d) Authorization; Binding Obligations. All corporate action on the part of Company, its officers and directors necessary for the authorization of this Agreement and the Ancillary Agreements, the performance of all obligations of Company hereunder and under the Ancillary Agreements on the Closing Date and, the authorization, sale, issuance and delivery of the Notes and Warrants has been taken or will be taken prior to the Closing Date. This Agreement and the Ancillary Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of Company enforceable in accordance with their terms, except:

          (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (ii) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Notes and the subsequent conversion of the Minimum Borrowing
Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrants and the subsequent exercise of the Warrants for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     (e) Liabilities. Company does not have any material contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

     (f) Agreements; Action. Except as set forth on Schedule 12(f) or as disclosed in any Exchange Act Filings:

          (i) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which Company is a party or to its knowledge by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, Company in excess of $50,000 (other than obligations of, or payments to, Company arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from Company (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of Company's products or services; or (iv) indemnification by Company with respect to infringements of proprietary rights.

          (ii) Since June 30, 2004, Company has not: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (iii) For the purposes of subsections (i) and (ii) of this Section 12(f) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

     (g) Obligations to Related Parties. Except as set forth on Schedule 12(g) or as disclosed in any Exchange Act Filings, there are no obligations of Company to officers, directors, stockholders or employees of Company other than:

          (i) for payment of salary for services rendered and for bonus payments;

          (ii) reimbursement for reasonable expenses incurred on behalf of Company;

          (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of Company); and

          (iv) obligations listed in Company's financial statements.

Except as described above or set forth on Schedule 12(g) or as disclosed in any Exchange Act Filings, none of the officers, directors or, to the best of Company's knowledge, key employees or stockholders of Company or any members of their immediate families, are indebted to Company, individually or in the aggregate, in excess of $60,000 or have any direct or indirect ownership interest in any firm or corporation with which Company is affiliated or with which Company has a business relationship, or any firm or corporation which competes with Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with Company and no agreements, understandings or proposed transactions are contemplated between Company and any such person. Except as disclosed in any Exchange Act Filings, Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     (h) Changes. Since June 30, 2004 , except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Ancillary Agreements, there has not been:

          (i) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of Company, which, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect;

          (ii) any resignation or termination of any officer, key employee or group of employees of Company;

          (iii) any material change, except in the ordinary course of business, in the contingent obligations of Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (iv) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (v) any waiver by Company of a valuable right or of a material debt owed to it;

          (vi) any direct or indirect material loans made by Company to any stockholder, employee, officer or director of Company, other than advances made in the ordinary course of business;

          (vii) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

          (viii) any declaration or payment of any dividend or other distribution of the assets of Company;

          (ix) any labor organization activity related to Company;

          (x) any debt, obligation or liability incurred, assumed or guaranteed by Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

          (xi) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets other than in the ordinary course of business;

          (xii) any change in any material agreement to which Company is a party or by which it is bound which, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect; or

          (xiii) any arrangement or commitment by Company to do any of the acts described in subsection (i) through (xiii) of this Section 12(h).

     (i) Title to Properties and Assets; Liens, Etc. Except as set forth on
Schedule 12(i), Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than Permitted Liens and:

          (i) those resulting from taxes which have not yet become delinquent;

          (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of Company;

          (iii) those that have otherwise arisen in the ordinary course of business; and

          (iv) any other Permitted Lien.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 12(i), Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     (j) Intellectual Property.

          (i) Company owns or possesses sufficient legal rights to all Intellectual Property necessary for its business as now conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to such Intellectual Property of Company, nor is Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

          (ii) Company has not received any written communications alleging that Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is Company aware of any basis therefor.

          (iii) Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to Company.


     (k) Compliance with Other Instruments. Company is not in violation or default of (x) any term of its Charter or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Ancillary Agreements to which it is a party, and the issuance and sale of the Note by Company and the other Securities by Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to Company, its business or operations or any of its assets or properties.

     (l) Litigation. Except as disclosed in any Exchange Act Filings, there is no action, suit, proceeding or investigation pending or, to Company's knowledge, currently threatened against Company that prevents Company from entering into this Agreement or the Ancillary Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or could result in any change in the current equity ownership of Company, nor is Company aware that there is any basis to assert any of the foregoing. Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by Company currently pending or which Company intends to initiate.

     (m) Tax Returns and Payments. Company has timely filed all tax returns (federal, state and local) required to be filed by it except where failure to so file could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by Company on or before the Closing Date, have been paid or will be paid prior to the time they become delinquent or are being contested by the Company in good faith. Except as set forth on Schedule 12(m), Company has not been advised:

          (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

          (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

     (n) Employees. Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to Company's knowledge, threatened with respect to Company. Except as disclosed in the Exchange Act Filings, Company is not a party to or bound by any currently effective material employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To Company's knowledge, no employee of Company, nor any consultant with whom Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, Company because of the nature of the business to be conducted by Company; and to Company's knowledge the continued employment by Company of its present employees, and the performance of Company's contracts with its independent contractors, will not result in any such violation. Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with their duties to Company. Company has not received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with Company, no employee of Company has been granted the right to continued employment by Company or to any material compensation following termination of employment with Company. Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with Company, nor does Company have a present intention to terminate the employment of any officer, key employee or group of employees.

     (o) Registration Rights and Voting Rights. Except as disclosed in Exchange Act Filings, Company is presently not under any obligation, and has not granted any rights, to register any of Company's presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 12(o) or disclosed in Exchange Act Filings, to Company's knowledge, no stockholder of Company has entered into any agreement with respect to the voting of equity securities of Company.

     (p) Compliance with Laws; Permits. Company is not in violation in any material respect of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any Ancillary Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing Date, as will be filed in a timely manner. Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (q) Environmental and Safety Laws. Company is not in violation in any material respect of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 12(q), no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by Company or, to Company's knowledge, by any other person or entity on any property owned, leased or used by Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

          (i) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

          (ii) any petroleum products or nuclear materials.

     (r) Valid Offering. Assuming the accuracy of the representations and warranties of Laurus contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     (s) Full Disclosure. Company has provided Laurus with all information requested by Laurus in connection with its decision to purchase the Notes and the Warrants. Neither this Agreement, the Ancillary Agreements nor the exhibits and schedules hereto and thereto, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to Laurus by Company were based on Company's experience in the industry and on assumptions of fact and opinion as to future events which Company, at the date of the issuance of such projections or estimates, believed to be reasonable.

     (t) Insurance. Company has general commercial, product liability, fire and casualty insurance policies with coverages which Company believes are customary for companies similarly situated to Company in the same or similar business.

     (u) SEC Reports and Financial Statements. Except as set forth on Schedule 12(u), Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. Company has furnished Laurus with copies of: (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 ; and (ii) its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004 and June 30, 2004 , and the Form 8-K filings which it has made during the fiscal year 2004 to date (collectively, the "SEC Reports"). Except as set forth on Schedule 12(u), each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

     (v) Listing. Company's Common Stock is listed for trading on the American Stock Exchange ("AMEX") and satisfies all requirements for the continuation of such listing. Company has not received any notice that its Common Stock will be delisted from AMEX or that its Common Stock does not meet all requirements for listing.

     (w) No Integrated Offering. Neither Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any Ancillary Agreement to be integrated with prior offerings by Company for purposes of the Securities Act which would prevent Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     (x) Stop Transfer. The Securities are restricted securities as of the date of this Agreement. Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

     (y) Dilution. Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Notes and exercise of the Warrants is binding upon Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of Company.

     (z) Patriot Act. Company certifies that, to the best of Company's knowledge, Company has not been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. Company hereby acknowledges that Laurus seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, Company hereby represents, warrants and agrees that: (i) none of the cash or property that Company will pay or will contribute to Laurus has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by Company to Laurus, to the extent that they are within Company's control shall cause Laurus to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Company shall promptly notify Laurus if any of these representations ceases to be true and accurate regarding Company. Company agrees to provide Laurus with any additional information regarding Company that Laurus reasonably deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, Laurus may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of Laurus' investment in Company. Subject to compliance with applicable securities law, Company further understands that Laurus after consultation with the Company, may release confidential information about Company and, if applicable, any underlying beneficial owners, to proper authorities if Laurus, in its sole discretion, determines that it is in the best interests of Laurus in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

     (aa) Schedule 12(aa) sets forth Company's name as it appears in official filing in the state of its incorporation, the type of entity of Company, the organizational identification number issued by Company's state of incorporation or a statement that no such number has been issued, Company's state of incorporation, and the location of Company's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) .

     13. Covenants. Company covenants and agrees with Laurus as follows:

     (a) Stop-Orders. Company will advise Laurus, promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of Company, or of the suspension of the qualification of the Common Stock of Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     (b) Listing. Company shall promptly secure the listing of the shares of Common Stock issuable upon conversion of the Notes and upon the exercise of the Warrants on the Principal Market upon which shares of Common Stock are listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. Company will maintain the listing of its Common Stock on a Principal Market, and will comply in all material respects with Company's reporting, filing and other obligations under the bylaws or rules of such Principal Market.

     (c) Market Regulations. Company shall notify the SEC, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Laurus and upon the request of Laurus promptly provide copies thereof to Laurus.

     (d) Reporting Requirements. Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

     (e) Use of Funds. Company agrees that it will use the proceeds of the sale of the Notes and the Warrants for general working capital purposes and/or for acquisitions only.

     (f) Access to Facilities. Company will permit any representatives designated by Laurus (or any successor of Laurus), upon reasonable notice and during normal business hours, without undue disruption, at such person's expense and accompanied by a representative of Company, to:

          (i) visit and inspect any of the properties of Company;

          (ii) examine the corporate and financial records of Company (unless such examination is not permitted by federal, state or local law or by contract); and

          (iii) discuss the affairs, finances and accounts of Company with the directors, officers and independent accountants of Company.

Notwithstanding the foregoing, Company will not provide any material, non-public information to Laurus unless Laurus signs a confidentiality agreement and otherwise complies with Regulation FD, "insider trading" laws and other federal securities laws.

     (g) Taxes. Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

     (h) Insurance. Company will bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as Company; and Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which Company reasonably believes is customary for companies in similar business similarly situated as Company and to the extent available on commercially reasonable terms. Company and each of its Subsidiaries will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to Laurus as security for its obligations hereunder and under the Ancillary Agreements. At Company's own cost and expense , Company and each of the Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to Company's or the Subsidiary's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Company either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Company or the Subsidiary is engaged in business; and (v) furnish Laurus with copies of all policies and evidence of the maintenance of such policies(i) Intellectual Property. Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

     (j) Properties. Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

     (k) Confidentiality. Company agrees that it will not disclose, and will not include in any public announcement, the name of Laurus, unless expressly agreed to by Laurus or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Company may disclose Laurus' identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

     (l) Required ApprovalsSo long as $2,125,000 aggregate principal amount or more shall remain outstanding on the Minimum Borrowing Note, the Company shall not, without the prior written consent of Laurus, (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt, Purchase Money Indebtedness and debt assumed in any acquisition or merger transaction involving the Company and in which the Company is the surviving entity) whether secured or unsecured other than Company's indebtedness to Laurus, indebtedness expressly subordinate in all respects to the Obligations, and as set forth on Schedule 13(l)(i) attached hereto and made a part hereof; (ii) cancel any debt owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by a Company for deposit or collection or similar transactions in the ordinary course of business; (iv) directly or indirectly declare, pay or make any dividend or distribution on any class of its Stock other than to pay dividends on shares of its Preferred Stock outstanding on the date hereof or apply any of its funds, property or assets to the purchase, redemption or other retirement of any Stock of Company outstanding on the date hereof except as required under the terms of Company's outstanding Preferred Stock issued and outstanding on the date hereof or for the repurchase of shares of stock from such persons pursuant to contractual rights held by the Company at repurchase prices not exceeding the respective original purchase prices paid to the Company therefor directly or indirectly, prepay any indebtedness (other than to Laurus and in the ordinary course of business), or repurchase, redeem, retire or otherwise acquire any indebtedness (other than to Laurus and in the ordinary course of business) except to make scheduled payments of principal and interest thereof; (vii) enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a portion of the assets or Stock of any Person or permit any other Person to consolidate with or merge with it, unless (1) Company is the surviving entity of such merger or consolidation, or the surviving entity agrees to assume all of the Obligations of the Company under this Agreement and the Ancillary Agreements
(2) no Event of Default shall exist immediately prior to and after giving effect to such merger or consolidation, (3) Company shall have provided Laurus copies of all documentation relating to the assumption of the Obligations under this Agreement and the Ancillary Agreements if the Company is not the surviving entity of such merger or consolidation and (4) Company shall have provided Laurus with thirty (30) days' prior written notice or such lesser amount as is commercially reasonable under the circumstances (but in no event less than ten days' prior written notice) of such merger or consolidation; (viii) materially change the nature of the business in which it is presently engaged; (ix) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's right to perform the provisions of this Agreement or any of the agreements contemplated thereby; (x) change its fiscal year or make any changes in accounting treatment and reporting practices without prior written notice to Laurus except as required by GAAP or in the tax reporting treatment or except as required by law; (xi) enter into any non-compensation or non-corporate governance transaction with any employee, director or Affiliate, except in the ordinary course on arms-length terms; or
(xii) bill Accounts under any name except the present name of Company or its existing Subsidiaries or the names of any acquired or surviving entity of any merger or consolidation involving the Company.

     (m) Reissuance of Securities. Upon the request of Laurus, Company agrees to reissue certificates representing the Securities without the legends set forth in Section 37 below at such time as:

          (i) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

          (ii) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

Company agrees to cooperate with Laurus in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions reasonably necessary to allow such resales provided Company and its counsel receive reasonably requested representations from Laurus and broker, if any.

     (n) Opinion. On the Closing Date, Company will deliver to Laurus an opinion acceptable to Laurus from Company's legal counsel. Company will provide, at Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Notes and the exercise of the Warrants.

     (o) Legal Name, etc. Company will not, without providing Laurus with 30 days prior written notice, change (i) its name as it appears in the official filings in the state of its incorporation or formation, (ii) the type of legal entity it is, (iii) its organization identification number, if any, issued by its state of incorporation, (iv) its state of incorporation or (v) amend its certificate of incorporation, by-laws or other organizational document in any way that has or is reasonably likely to have a Material Adverse Effect.

     (p) Compliance with Laws. The operation of Company's business is and will continue to be in compliance in all material respects with all applicable federal, state and local laws, rules and ordinances, including to all laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health safety and environmental matters.

     (q) Notices. Company will promptly inform Laurus in writing of: (i) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any event which could reasonable be expected to have singly or in the aggregate, a Material Adverse Effect; (ii) any change which has had, or could reasonably be expected to have, a Material Adverse Effect; (iii) any Event of Default or Default; and (iv) any material default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money in excess of $100,000 to which Company is a party or by which Company or any of Company's properties may be bound the breach of which would have a Material Adverse Effect.

     (r) Margin Stock. The Company will not permit any of the proceeds of the Loans made hereunder to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

     (s) Offering Restrictions. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company (these exceptions hereinafter referred to as the "Excepted Issuances"), the Company will not issue any securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement) prior to the full repayment or conversion of the Notes (together with all accrued and unpaid interest and fees related thereto (the "Exclusion Period").

     (t) Authorization and Reservation of Shares. Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the conversion of the Notes and exercise of the Warrants.

     (u) Proxy Statement; Stockholder Approval. At any time the Company is obligated to issue shares of Common Stock to Laurus under the Minimum Borrowing Note, the

Warrants or any Ancillary Agreement and such issuance or a portion thereof requires the approval of the Company's stockholders under applicable rules and regulations of the Principal Market (such affirmative approval being referred to herein as, the "Stockholder Approval"), the Company shall provide each stockholder entitled to vote at the next regularly scheduled meeting of stockholders of the Company, a proxy statement, which has been previously reviewed by Laurus and its counsel, soliciting each such stockholder's affirmative vote at such stockholder meeting with respect to the issuance of the shares of Common Stock requiring the Stockholder Approval, and the Company shall use its reasonable efforts to obtain the Stockholder Approval and to cause the Board of Directors of the Company to recommend to the stockholders that they vote for the Stockholder Approval. In the event that the Stockholder Approval is not obtained at the next regularly scheduled meeting of the Company's stockholders, the Company shall continue to use its commercially reasonable best efforts to seek the Stockholder Approval as soon as practicable after such meeting.

     14. Further Assurances. At any time and from time to time, upon the written request of Laurus and at the sole expense of Company, Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Laurus may reasonably request (a) to obtain the full benefits of this Agreement and the Ancillary Agreements, (b) to protect, preserve and maintain Laurus' rights in the Collateral and under this Agreement or any Ancillary Agreement, or (c) to enable Laurus to exercise all or any of the rights and powers herein granted or any Ancillary Agreement.

     15. Representations and Warranties of Laurus.

     Laurus hereby represents and warrants to Company as follows:

     (a) Requisite Power and Authority. Laurus has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Ancillary Agreements and to carry out their provisions. All corporate action on Laurus' part required for the lawful execution and delivery of this Agreement and the Ancillary Agreements have been or will be taken prior to the Closing Date. Upon their execution and delivery, this Agreement and the Ancillary Agreements will be valid and binding obligations of Laurus, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

     (b) Investment Representations. Laurus understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Laurus' representations contained in this Agreement, including, without limitation, that Laurus is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act. Laurus has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note to be purchased by it under this Agreement and the Securities acquired by it upon the conversion of the Note.

     (c) Laurus Bears Economic Risk. Laurus has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Company so that it is capable of evaluating the merits and risks of its investment in Company and has the capacity to protect its own interests. Laurus must bear the economic risk of this investment until the Securities are sold pursuant to (i) an effective registration statement under the Securities Act, or (ii) an exemption from registration is available.

     (d) Acquisition for Own Account. Laurus is acquiring the Securities for its own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

     (e) Laurus Can Protect Its Interest. Laurus represents that by reason of its, or of its management's, business and financial experience, Laurus has the capacity to evaluate the merits and risks of its investment in the Notes, and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement, and the Ancillary Agreements. Further, Laurus is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Ancillary Agreements.

     (f) Accredited Investor. Laurus represents that it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.
(g) Shorting. Neither Laurus nor any of its Affiliates or investment partners has, will, or will cause any person or entity nor will it permit any Affiliate, directly or indirectly to, engage in "short sales" of Company's Common Stock directly related to Company's Common Stock as long as any Minimum Borrowing Note shall be outstanding.

     16. Power of Attorney. Company hereby appoints Laurus, or any other Person whom Laurus may designate as Company's attorney, with power to, upon the occurrence and during the continuance of an Event of Default: (i) endorse Company's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Laurus' possession; (ii) sign Company's name on any invoice or bill of lading relating to any Accounts, drafts against Account Debtors, schedules and assignments of Accounts, notices of assignment, financing statements and other public records, verifications of Account and notices to or from Account Debtors; (iii) verify the validity, amount or any other matter relating to any Account by mail, telephone, telegraph or otherwise with Account Debtors; (iv) do all things necessary to carry out this Agreement, any Ancillary Agreement and all related documents; and (v) notify the post office authorities to change the address for delivery of Company's mail to an address designated by Laurus, and to receive, open and dispose of all mail addressed to Company. Company hereby ratifies and approves all acts of the attorney. Neither Laurus, nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as Laurus has a security interest and until the Obligations have been fully satisfied.

     17. Term of Agreement. Laurus' agreement to make Loans and extend financial accommodations under and in accordance with the terms of this Agreement or any Ancillary Agreement shall continue in full force and effect until the expiration of the Initial Term. At

Laurus' election following the occurrence of an Event of Default, Laurus may terminate this Agreement. The termination of the Agreement shall not affect any of Laurus' rights hereunder or any Ancillary Agreement and the provisions hereof and thereof shall continue to be fully operative until all transactions entered into, rights or interests created and the Obligations have been irrevocably disposed of, concluded or liquidated. Notwithstanding the foregoing, Laurus shall release its security interests at any time within ten (10) Business Days of irrevocable payment to it of all Obligations, if Company shall have (i) provided Laurus with an executed release of any and all claims which Company may have or thereafter have under this Agreement and all Ancillary Agreements and
(ii) if prepayment is made by the Company pursuant to Section 2.5 of the Minimum Borrowing Note prior to the expiration of the Initial Term, the Company shall have paid to Laurus an early payment fee in an amount equal to five percent (5%) of the Capital Availability Amount such fee being intended to compensate Laurus for its costs and expenses incurred in initially approving this Agreement or extending same. .

     18. Termination of Lien. The Liens and rights granted to Laurus hereunder and any Ancillary Agreements and the financing statements filed in connection herewith or therewith shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Company's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of Company have been paid or performed in full after the termination of this Agreement. Laurus shall promptly (but in any event within ten (10) Business Days send termination statements to Company, or to file them with any filing office, at such time as this Agreement and the Ancillary Agreements shall have been terminated in accordance with their terms and all Obligations paid in full in immediately available funds.

     19. Events of Default. The occurrence of any of the following shall constitute an "Event of Default":

     (a) failure to make payment of any of the Obligations when required hereunder or under the Notes or any Ancillary Agreement, including, any payment of principal, interest or other fees on the Notes; provided, however, that the Company shall have three (3) Business Day to cure such failure to pay any monetary amounts due.

     (b) failure to pay any material taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on Company's books;

     (c) failure to perform under, and/or committing any breach of, in any material respect, any covenant, or other term or condition of this Agreement, the Notes, or any Ancillary Agreement or any other agreement between Company and Laurus, which failure or breach shall continue for a period of fifteen (15) Business Days after the occurrence thereof;

     (d) the occurrence of any material event of default (or similar term) under any indebtedness in excess of $100,000 which Company is a party with third parties;

     (e) any representation, warranty or statement made by Company hereunder, in any Ancillary Agreement, any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should as of the time such representation, warranty or statement was made, be false or misleading in any material respect;

     (f) an attachment or levy is made upon Company's assets having an aggregate value in excess of $250,000 or a judgment is rendered against Company or Company's property involving a liability of more than $250,000 which shall not have been vacated, discharged, stayed or bonded pending appeal within thirty
(30) days from the entry thereof or for which Company is not fully insured against loss other than any such attachment, levy or judgment arising out of any litigation disclosed as of the date hereof in any Exchange Act Filing;

     (g) any Lien created hereunder or under any Ancillary Agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

     (h) if Company shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
(vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or
(vii) take any action for the purpose of effecting any of the foregoing;

     (i) Company shall admit in writing its inability, or be generally unable to pay its debts as they become due or cease operations of its present business;

     (j) any Subsidiary of Company shall (i) apply for, consent to or suffer to exist the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,
(ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws or (viii) take any action for the purpose of effecting any of the foregoing if any of the foregoing shall have, or could reasonably be expected to have a Material Adverse Effect;

     (k) Company directly or indirectly sells, assigns, transfers, conveys, or suffers or permits to occur any sale, assignment, transfer or conveyance of any Collateral or any interest therein, except as permitted herein;

     (l) the occurrence of a change in the controlling ownership of Company;

     (m) the indictment of Company or any executive officer of Company under any criminal statute, or commencement of criminal or civil proceeding against Company or any executive officer of Company pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of Company; or

     (n) if an Event of Default shall occur under and as defined in any Note;.

     (o) the Company shall breach any material term or provision of any Ancillary Agreement which such breach is not cured within any applicable cure or grace period; or

     (p) if Company fails to timely deliver Common Stock to Laurus pursuant to and in the form required this Agreement, the Minimum Borrowing Note and/or the Warrants, and such failure to timely deliver Common Stock shall not be cured within two (2) Business Days; or if Company is required to issue a replacement Note, Laurus and Company shall fail to deliver such replacement Note within seven (7) Business Days.

     20. Remedies. Following the occurrence and during the continuance of an Event of Default, Laurus shall have the right to demand repayment in full of all Obligations, whether or not otherwise due. Until all Obligations have been fully satisfied, Laurus shall retain its Lien in all Collateral. Laurus shall have, in addition to all other rights provided herein and in each Ancillary Agreement, the rights and remedies of a secured party under the UCC, and under other applicable law, all other legal and equitable rights to which Laurus may be entitled, including the right to take immediate possession of the Collateral, to require Company to assemble the Collateral, at Company's expense, and to make it available to Laurus at a place designated by Laurus which is reasonably convenient to both parties and to enter any of the premises of Company or wherever the Collateral shall be located, with or without force or process of law, and to keep and store the same on said premises until sold (and if said premises be the property of Company, Company agrees not to charge Laurus for storage thereof), and the right to apply for the appointment of a receiver for Company's property. Further, Laurus may, at any time or times after the occurrence and during the continuance of an Event of Default, sell and deliver all Collateral held by or for Laurus at public or private sale for cash, upon credit or otherwise, at such prices and upon such terms as Laurus, in Laurus' sole discretion, deems advisable or Laurus may otherwise recover upon the Collateral in any commercially reasonable manner as Laurus, in its sole discretion, deems advisable. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Company at Company's address as shown in Laurus' records, at least ten (10) days before the time of the event of which notice is being given. Laurus may be the purchaser at any sale, if it is public The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order Laurus elects) of all Obligations. After the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Laurus of any other amount required by any provision of law, including Section 608(a)(1) of the Code (but only after Laurus has received what Laurus considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Company or its representatives or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Company shall remain liable to Laurus for any deficiency. In addition, Company shall pay Laurus a liquidation fee ("Liquidation Fee") in the amount of five percent (5%) of the actual amount collected in respect of each Account outstanding at any time during a "liquidation period". For purposes hereof, "liquidation period" means a period: (i) beginning on the earliest date of (x) an event referred to in Section 19(i) or 19(j), or (y) the cessation of Company's business; and (ii) ending on the date on which Laurus has actually received all Obligations due and owing it under this Agreement and the Ancillary Agreements. The Liquidation Fee shall be paid on the date on which Laurus collects the applicable Account by deduction from the proceeds thereof.. Company and Laurus acknowledge that the actual damages that would be incurred by Laurus after the occurrence of an Event of Default would be difficult to quantify and that Company and Laurus have agreed that the fees and obligations set forth in this Section and in this Agreement would constitute fair and appropriate liquidated damages in the event of any such termination.

     21. Waivers. To the full extent permitted by applicable law, Company waives
(a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of this Agreement and the Ancillary Agreements or any other Collateral at any time held by Laurus on which Company may in any way be liable, and hereby ratifies and confirms whatever Laurus may do in this regard; (b) all rights to notice and a hearing prior to Laurus' taking possession or control of, or to Laurus' replevy, attachment or levy upon, any Collateral or any bond or security that might be required by any court prior to allowing Laurus to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Company acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the Ancillary Agreements and the transactions evidenced hereby and thereby.

     22. Expenses. Company shall pay all of Laurus' reasonable out-of-pocket costs and expenses, including reasonable fees and disbursements of in-house or outside counsel and appraisers, in connection with the preparation, execution and delivery of this Agreement and the Ancillary Agreements, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement or any Ancillary Agreement; provided, however, that Company shall not be required to pay Laurus' legal fees in excess of $22,000 or expenses incurred by Laurus in performing due diligence on Company in excess of $17,500. Company shall also pay all of Laurus' reasonable fees, charges, out-of-pocket costs and expenses, including fees and disbursements of counsel and appraisers, in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement or the Ancillary Agreements, (b) Laurus' obtaining performance of the Obligations under this Agreement and any Ancillary Agreements, including, but not limited to, the enforcement or defense of Laurus' security interests, assignments of rights and Liens hereunder as valid perfected security interests, (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral in accordance with the terms of this Agreement, (d) any consultations in connection with any of the foregoing. Company shall also pay Laurus' customary bank charges for all bank services (including wire transfers) performed or caused to be performed by Laurus for Company at Company's request or in connection with Company's loan account with Laurus. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by Company to Laurus shall be payable on demand and shall be secured by the Collateral. If any tax by any Governmental Authority is or may be imposed on or as a result of any transaction (other than taxes imposed on Laurus') between Company and Laurus which Laurus is or may be required to withhold or pay, Company agrees to indemnify and hold Laurus harmless in respect of such taxes, and Company will repay to Laurus the amount of any such taxes which shall be charged to Company's account; and until Company shall furnish Laurus with indemnity therefor (or supply Laurus with evidence satisfactory to it that due provision for the payment thereof has been made), Laurus may hold without interest any balance standing to Company's credit and Laurus shall retain its Liens in any and all Collateral.

     23. Assignment By Laurus. Laurus may assign any or all of the Obligations together with any or all of the security therefor to any Person that is neither a competitor of Company nor a secured creditor of the Company, and any such transferee shall agree succeed to all of Laurus' rights and obligations with respect thereto, provided however, that no more than three (3) such assignments may be made by Laurus and no assignee shall have any further right of assignments. Upon such transfer, Laurus shall be released from all responsibility for the Collateral to the extent same is assigned to any transferee.

     24. No Waiver; Cumulative Remedies. Failure by Laurus to exercise any right, remedy or option under this Agreement, any Ancillary Agreement or any supplement hereto or thereto or any other agreement between Company and Laurus or delay by Laurus in exercising the same, will not operate as a waiver; no waiver by Laurus will be effective unless it is in writing and then only to the extent specifically stated. Laurus' rights and remedies under this Agreement and the Ancillary Agreements will be cumulative and not exclusive of any other right or remedy which Laurus may have.

     25. Application of Payments. Company irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Laurus from or on Company's behalf in accordance with and subject to the terms and conditions of this Agreement and Company hereby irrevocably agrees that Laurus shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against the Obligations hereunder in such manner as Laurus may deem advisable and in accordance with and subject to the terms and conditions of this Agreement..

     26. Indemnity. Company agrees to indemnify and hold Laurus, and its respective affiliates, employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement or any of the Ancillary Agreements or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement, the Ancillary Agreements or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, except to the extent that any such indemnified liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO COMPANY OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR AS A RESULT OF ANY OTHER

TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER. COMPANY SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY INDEMNIFIED PERSON OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR SPECIAL DAMAGES WHETHER OR NOT SUCH DAMAGES WERE REASONABLY FORESEEABLE.

     27. Revival. Company further agrees that to the extent Company makes a payment or payments to Laurus, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     28. Notices. Any notice or request hereunder may be given to Company or Laurus at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with a nationally recognized overnight mail carrier , and, in the case of a telecopy, when confirmed.



Notices shall be provided as follows:



                        If to Laurus:     Laurus Master Fund, Ltd.
                                          c/o Laurus Capital Management, LLC
                                          825 Third Avenue 14th Fl.
                                          New York, New York 10022
                                          Attention:  John E. Tucker, Esq.
                                          Telephone:  (212) 541-4434
                                          Telecopier:  (212) 541-5800

                        If to Company:    DSL.Net, Inc.
                                          545 Long Wharf Drive
                                          New Haven, Connecticut  06511

                                          Attention: Chief Financial Officer
                                          Telephone:  (203) 772-1000
                                          Telecopier:  (203) 624-3612

                        With a copy to:   Testa, Hurwitz & Thibeault, LLP
                                          125 High Street
                                          Boston. MA  02110
                                          Attention:  Mark H. Burnett, Esq.

                                          Telephone: (617)  248-7000
                                          Telecopier: (617) 248-7100

or such other address as may be designated in writing hereafter in accordance with this Section 28 by such Person.

     29. Governing Law, Jurisdiction and Waiver of Jury Trial. (a) THIS AGREEMENT AND THE ANCILLARY AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

     (b) COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN COMPANY AND LAURUS PERTAINING TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS; PROVIDED, THAT LAURUS AND COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION

OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO COMPANY AT THE ADDRESS SET FORTH IN SECTION 28 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     (c) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS AND COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

     30. Limitation of Liability. Company acknowledges and understands that in order to assure repayment of the Obligations hereunder Laurus may be required to exercise any and all of Laurus' rights and remedies hereunder and agrees that, except as limited by applicable law, neither Laurus nor any of Laurus' agents shall be liable for acts taken or omissions made in connection herewith or therewith except for actual bad faith or as a result of the gross negligence of Laurus.

     31. Entire Understanding. This Agreement and the Ancillary Agreements contain the entire understanding between Company and Laurus as to the subject matter hereof and thereof and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by Company's and Laurus' respective officers. Neither this Agreement, the Ancillary Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

     32. Severability. Wherever possible each provision of this Agreement or the Ancillary Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Ancillary Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

     33. Captions. All captions are and shall be without substantive meaning or content of any kind whatsoever.

     34. Counterparts; Telecopier Signatures. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier transmission shall be deemed to be any original signature hereto.

     35. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     36. Publicity. Without the prior approval of the other party hereto, which such approval shall not be unreasonably withheld, neither Company nor Laurus shall issue press releases relating to the financial arrangement entered into by and between Company and Laurus, including, without limitation, announcements which are commonly known as tombstones, except as required by applicable law.

     37. Legends. The Securities shall bear legends as follows;

     (a) The Notes shall bear substantially the following legend:

     "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DSL.NET, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     (b) Any shares of Common Stock issued pursuant to conversion of the Notes or exercise of the Warrants, shall bear a legend which shall be in substantially the following form until such legend may be removed in accordance with Section 13(m) of this Agreement :

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DSL.NET, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     (c) The Warrants shall bear substantially the following legend:


     "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DSL.NET, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."



     [Balance of page intentionally left blank; signature page follows.]

     IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.



                                  DSL.NET, INC.


                                  By: /s/ Robert J. DeSantis
                                      ----------------------------

                                  Name: Robert J. DeSantis
                                        --------------------------

                                  Title: Chief Financial Officer
                                         -------------------------




                                  LAURUS MASTER FUND, LTD.


                                  By: /s/ David Grin
                                      ----------------------------

                                  Name: David Grin
                                        --------------------------

                                  Title: Director
                                         -------------------------

                              Annex A - Definitions
                              ---------------------

     "Account Debtor" means any Person who is or may be obligated with respect to, or on account of, an Account.

     "Accountants" has the meaning given to such term in Section 11(a).

     "Accounts" means (a) all trade accounts receivable, and other book debts and other forms of obligations associated with all trade accounts receivable (other than forms of obligations evidenced by Chattel Paper or Instruments relating thereto) (including any right to receive payment for the sale of a product owned by the Company or the provision of services by the Company) now or hereafter owned by the Company; and (b) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

     "Accounts Availability" means ninety percent (90%) of the net face amount of Eligible Accounts based on Accounts of Company.

     "Affiliate" of any Person means (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For the purposes of this definition, control of a Person shall mean the power (direct or indirect) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Ancillary Agreements" means, the Notes, the Warrants, the Registration Rights Agreements, any Security Document and all other agreements, instruments, documents, mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust agreements and guarantees whether heretofore, concurrently, or hereafter executed by or on behalf of Company or any other Person or delivered to Laurus, relating to this Agreement or to the transactions contemplated by this Agreement or otherwise relating to the relationship between Company and Laurus.

     "Books and Records" means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or otherwise necessary or helpful in the collection thereof or the realization thereupon.

     "Business Day" means a day on which Laurus is open for business and that is not a Saturday, a Sunday or other day on which banks are required or permitted to be closed in the State of New York.

     "Capital Availability Amount" means $5,000,000.

     "Charter" shall have the meaning given such term in Section 12(c)(iv).

     "Chattel Paper" means all "chattel paper," as such term is defined in the UCC, including "electronic chattel paper" (as such term is defined in the UCC), now owned or hereafter acquired by any Person.

     "Closing Date" means the date on which Company shall first receive proceeds of the initial Loans .

     "Collateral" means all of Company's Accounts and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests including all of the following property in which it now has or at any time in the future may acquire any right, title or interest:

     (a) the Deposit Account maintained at the Lockbox Bank that is subject to the Control Agreement, all funds on deposit therein;

     (b) all Books and Records relating to the Accounts ;

all Supporting Obligations including letters of credit and guarantees issued in support of Accounts and the Chattel Paper and Investment Property relating thereto, if any ; and

     (c) all Proceeds of all or any of the foregoing, tort claims and all claims and other rights to payment including insurance claims against third parties for loss of, damage to, or destruction of, and (ii) payments due or to become due and Proceeds payable under Accounts .

     "Common Stock" the shares of stock representing the Company's common equity interests.

     "Contract Rate" shall have the meaning given to such term in the Notes.

     "Control Agreement" means the Account Control Agreement among Laurus, Company and Bank of America, dated on or about the date hereof.

     "Default" means any act or event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

     "Default Rate" has the meaning given to such term in Section 5(a)(iii).

     "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Person, including, without limitation, the Lockbox Account.

     "Documents" means all "documents", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located.

     "Eligible Accounts" means and includes each Account which conforms to the following criteria: (a) shipment of the merchandise or the rendition of services has been or will be completed within thirty-one (31) days; (b) no return, rejection or repossession of the merchandise has occurred, except for service credits provided to Account Debtors in the ordinary course of business; (c) merchandise or services shall not have been rejected or disputed by the Account Debtor and there shall not have been asserted any offset, defense or counterclaim except for service credits provided to Account Debtors in the ordinary course of business; (d) continues to be in full conformity with the representations and warranties made by Company to Laurus with respect thereto; (e) Laurus is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended; (f) there are no facts existing or threatened which are likely to result in any Material Adverse Effect on the Collateral ; (g) is documented by an invoice in a form approved by Laurus and shall not be unpaid more than ninety
(90) days from invoice date; (h) not more than twenty-five percent (25%) of the unpaid amount of invoices due from such Account Debtor remains unpaid more than ninety (90) days from invoice date; (i) is not evidenced by chattel paper or an instrument of any kind with respect to or in payment of the Account unless such instrument is duly endorsed to and in possession of Laurus or represents a check in payment of a Account; (j) the Account Debtor is located in the United States; provided, however, Laurus may, from time to time, in the exercise of its sole discretion and based upon satisfaction of certain conditions to be determined at such time by Laurus, deem certain Accounts as Eligible Accounts notwithstanding that such Account is due from an Account Debtor located outside of the United States; (k) Laurus has a perfected Lien in such Account and such Account is not subject to any Lien other than Permitted Liens; (l) does not arise out of transactions with any employee, officer, director, stockholder or Affiliate of Company; (m) is payable to Company; (n) does not arise out of a bill and hold sale prior to shipment and does not arise out of a sale to any Person to which Company is indebted; (o) is net of any returns, discounts, claims, credits and allowances, except for service credits provided to Account Debtors in the ordinary course of business; (p) if the Account arises out of contracts between Company and the United States, any state, or any department, agency or instrumentality of any of them, Company has so notified Laurus, in writing, prior to the creation of such Account, and there has been compliance with any governmental notice or approval requirements, including compliance with the Federal Assignment of Claims Act; (q) is a good and valid account representing an undisputed bona fide indebtedness incurred by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by Company or work, labor and/or services rendered by Company; (r) does not arise out of progress billings prior to completion of the order; (s) the total unpaid Accounts from such Account Debtor does not exceed twenty-five percent (25%) of all Eligible Accounts; (t) Company's right to payment is absolute and not contingent upon the fulfillment of any condition whatsoever other than delivery of services up to thirty-one days; (u) Company is able to bring suit or arbitration and enforce its remedies against the Account Debtor through judicial process; (v) does not represent interest payments, late or finance charges owing to Company and (w) does not represent an Account of Vector Internet Services, Inc. a wholly-owned Subsidiary of the Company. In the event Company requests that Laurus include within Eligible Accounts certain Accounts of one or more of Company's acquisition targets, Laurus shall at the time of such request consider such inclusion, but any such inclusion shall be at the sole option of Laurus and shall at all times be subject to the execution and delivery to Laurus of all such documentation (including, without limitation, guaranty and security documentation) as Laurus may require in its sole discretion.

     "Event of Default" means the occurrence of any of the events set forth in
Section 19.

     "Excepted Issuances" shall have the meaning given such term in Section
13(s).

     "Exchange Act" means the Securities Exchange Act of
1934, as amended.

     "Exchange Act Filings" shall have the meaning given to such term in Section 12.

     "Exclusion Period" shall have the meaning given such term in Section 13(s).

     "Fixed Conversion Price" has the meaning given such term in the Minimum Borrowing Note.

     "Formula Amount" has the meaning set forth in Section 2(a)(i).

     "GAAP" means generally accepted accounting principles, practices and procedures in effect from time to time in the United States of America.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Hazardous Materials" shall have the meaning given such term in Section 12(q).

     "Indemnified Person" shall have the meaning given to such term in Section
26.

     "Initial Term" means the Closing Date through the close of business on the day immediately preceding the second anniversary of the Closing Date, subject to acceleration at the option of Laurus upon the occurrence of an Event of Default in accordance with the terms hereunder or other termination hereunder.

     "Instruments" means all "instruments", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Investment Property" means all "investment property", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located.

     "Lien" means any mortgage, security deed, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the UCC or comparable law of any jurisdiction.

     "Loans" shall have the meaning set forth in Section 2(a)(i) and shall include all other extensions of credit hereunder and under any Ancillary Agreement.

     "Material Adverse Effect" means a material adverse effect on (a) on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of Company, (b) Company's ability to pay or perform the Obligations in accordance with the terms hereof or any Ancillary Agreement, or
(c) the value of the Collateral, the Liens on the Collateral or the priority of any such Lien.

     "Maximum Legal Rate" shall have the meaning given to such term in Section 5(a)(iv).

     "Minimum Borrowing Amount" means $4,250,000, which such aggregate amount shall be evidenced by Minimum Borrowing Note.

     "Minimum Borrowing Note" shall mean the Secured Convertible Minimum Borrowing Note, made by Company in favor of Laurus to evidence the Minimum Borrowing Amount.

     "Note Shares" shall have the meaning given such term in Section 12(a).

     "Notes" means each of the Minimum Borrowing Note and the Revolving Note made by Company in favor of Laurus in connection with the transactions contemplated hereby, as the same may be amended, modified and supplemented from time to time, as applicable.

     "Obligations" means all Loans, all advances, debts, liabilities, obligations, covenants and duties owing by Company to Laurus (or any corporation that directly or indirectly controls or is controlled by or is under common control with Laurus) of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including any debt, liability or obligation owing from Company to others which Laurus may have obtained by assignment or otherwise and further including all interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), charges or any other payments Company is required to make by law or otherwise arising under or as a result of this Agreement and the Ancillary Agreements, together with all reasonable expenses and reasonable attorneys' fees chargeable to Company's account or incurred by Laurus in connection with Company's account whether provided for herein or in any Ancillary Agreement.

     "Permitted Liens" means (a) Liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the applicable Company in conformity with GAAP; (c) Liens in favor of Laurus; (d) Liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the applicable Company in conformity with GAAP provided, that, the Lien shall have no effect on the priority of Liens in favor of Laurus or the value of the assets in which Laurus has a Lien; (e) Purchase Money Liens securing Purchase Money Indebtedness to the extent permitted in this Agreement and (f) Liens specified on Schedule 2 hereto.

     "Person" means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

     "Prime Rate" means the "prime rate" published in The Wall Street Journal from time to time. The Prime Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in such rate.

     "Principal Market" means the OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock), or any securities exchange or other securities market on which the Common Stock is then being listed or traded.

     "Proceeds" means "proceeds", as such term is defined in the UCC and, in any event, shall include: (a) to the extent of the value of the Collateral and to the extent payable to the Company or Laurus and all proceeds of any insurance, indemnity, warranty or guaranty payable to Company or any other Person from time to time with respect to any Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, governmental authority, bureau or agency (or any person acting under color of governmental authority); (c)) to the extent of the value of the Collateral any recoveries by Company against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (d) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (e) any and all other amounts , rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

     "Purchase Money Indebtedness" means (a) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, including indebtedness under capitalized leases, (b) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

     "Purchase Money Lien" means any Lien upon any fixed assets that secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

     "Receivables Purchase" shall have the meaning given such term in Section 2(b).

     "Registration Rights Agreements" means that certain registration rights agreement entered into between Company and Laurus on the date hereof, as amended, modified and supplemented from time to time.

     "Revolving Note" means that secured revolving note made by Company in favor of Laurus in the aggregate principal amount of Seven Hundred Fifty Thousand Dollars ($750,000 ).

     "SEC" shall mean the Securities and Exchange Commission.

     "SEC Reports" shall have the meaning provided such term in Section 12(u).

     "Securities" means the Notes and the Warrants being issued by Company to Laurus pursuant to this Agreement and the Ancillary Agreements and the shares of the common stock of Company which may be issued pursuant to conversion of the Minimum Borrowing Note in whole or in part or exercise of such Warrants.

     "Securities Act" shall have the meaning given such term in Section 12(r).

     "Security Documents" means all security agreements, mortgages, cash collateral deposit letters, pledges and other agreements which are executed by the Company or any of its Subsidiaries in favor of Laurus.

     "Stock" means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of
1934).

     "Stockholder Approval" shall have the meaning given such term in Section 13(u).

     "Subsidiary" of any Person means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

     "Supporting Obligations" means all "supporting obligations" as such term is defined in the UCC.

     "Term" means, as applicable, the Initial Term and any extension thereof .

     "UCC" means the Uniform Commercial Code as the same may, from time be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Laurus' Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that UCC is used to define any term herein or in any Ancillary Agreement and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in The Uniform Commercial Code, Article 9, of Chapter 84 of the Laws of 2001 shall govern.

     "Warrant Shares" shall have the meaning given such term in Section 12(a).

     "Warrants" has the meaning set forth in the Registration Rights Agreements.

                                    Exhibit A
                                    ---------

                           Borrowing Base Certificate
                           --------------------------

--------------------------------------------------------------------------------
DATE:                                  CERTIFICATE NUMBER:
--------------------------------------------------------------------------------
BORROWER NAME: DSL.NET, INC.
--------------------------------------------------------------------------------

  1. Period end Accounts as of:  ____________________                $
                                                                     -----------

     Ineligible Accounts as of:  ____________________
                                                          $

     a) Past Due accounts (> 90 days)
                                                          ----------------------
     b) Cross-age (>50% past due)                         $
                                                          ----------------------

                                                          ----------------------
     c) Foreign Receivables                               $
                                                          ----------------------
     d) Government Receivables                            $
                                                          ----------------------
     e) Contras                                           $
                                                          ----------------------
     f) Inactive Customers                                $
                                                          ----------------------

                                                          ----------------------


                                                          ----------------------



  2. Total ineligibles                                               $
                                                                     -----------

  3. Eligible Accounts (Line 1 minus Line 2)                         $
                                                                     -----------

  4. Eligible Accounts advance rate (90% )


  5. Accounts Availability Subtotal (Line 3 multiplied by Line 4)    $
                                                                     -----------

  6. Dilution Reserve


  7. Accounts Availability Total (Line 5 Minus Line 6)               $
                                                                     -----------

  8. Outstanding Loan Balance                                        $
                                                                     -----------

  9. Net Borrowing Availability (Line 7 minus Line 8)                $
                                                                     -----------

The undersigned hereby certifies that all of the foregoing information regarding the Eligible Accounts is true and correct on the date hereof and all such Accounts listed as Eligible Accounts are Eligible Accounts within the meaning given such term in the Security Agreement dated _____, 2004 between Borrower and Laurus Master Fund, Ltd.

DSL.NET, INC.

By: _____________________________
    Name: _______________________
    Title: ______________________

                            LAURUS MASTER FUND, LTD.

                                       and

                                 DSL.NET, INC.,

                             Dated: August 31, 2004

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

1.  (a) General Definitions...................................................1
    (b) Accounting Terms......................................................1
    (c) Other Terms...........................................................1
    (d) Rules of Construction.................................................1

2.  Credit Advances...........................................................2

3.  Repayment of the Loans....................................................3

4.  Procedure for Loans.......................................................3

5.  Interest and Payments.....................................................3
    (a) Interest..............................................................3
    (b) Payments..............................................................3

6.  Security Interest.........................................................3

7.  Representations, Warranties and Covenants Concerning the Collateral.......3

8.  Payment of Accounts.......................................................3

9.  Collection and Maintenance of Collateral..................................3

10. Inspections and Appraisals................................................3

11. Financial Reporting.......................................................3

12. Additional Representations and Warranties.................................3

13. Covenants.  ..............................................................3

14. Further Assurances........................................................3

15. Power of Attorney.........................................................3

16. Term of Agreement.........................................................3

17. Termination of Lien.......................................................3

18. Events of Default.........................................................3

19. Remedies..................................................................3

20. Waivers...................................................................3

21. Expenses..................................................................3

22. Assignment By Laurus......................................................3

23. No Waiver; Cumulative Remedies............................................3

24. Application of Payments...................................................3

25. Indemnity.................................................................3

26. Revival...................................................................3

27. Notices...................................................................3

28. Governing Law, Jurisdiction and Waiver of Jury............................3

29. Limitation of Liability...................................................3

30. Entire Understanding......................................................3

31. Severability..............................................................3

32. Captions..................................................................3

33. Counterparts; Telecopier Signatures.......................................3

34. Construction..............................................................3

35. Publicity.................................................................3



                                LIST OF EXHIBITS

     Exhibit A-Borrowing Base Certificate









                                       ii